                                                                    EXHIBIT 10.5

                             [STARBUCKS COFFEE LOGO]

                              STARBUCKS CORPORATION
                          STOCK OPTION GRANT AGREEMENT
                              FOR PURCHASE OF STOCK
                  UNDER THE 2005 NON-EMPLOYEE DIRECTOR SUB-PLAN
                                     TO THE
           STARBUCKS CORPORATION 2005 LONG-TERM EQUITY INCENTIVE PLAN

      FOR VALUABLE CONSIDERATION, STARBUCKS CORPORATION (the "Company"), does hereby grant to the individual named below (the "Optionee"), the number of options to purchase a share of the Company's Common Stock (the "Options") set forth below for the exercise price per share (the "Exercise Price") set forth below. Such Options shall vest and terminate according to the vesting schedule and term information described below. All terms of this Stock Option Grant Agreement shall be subject to the terms and conditions of the 2005 Non-Employee Director Sub-Plan to the Starbucks Corporation 2005 Long-Term Equity Incentive
Plan:

OPTIONEE:
NUMBER OF OPTIONS:
TYPE OF OPTION GRANT:             NON-QUALIFIED STOCK OPTION
EXERCISE PRICE:                   $
DATE OF OPTION GRANT:
TERM OF OPTION:                   10 YEARS FROM DATE OF GRANT
VESTING SCHEDULE:

      The Optionee and the Company acknowledge and agree that the Optionee, with respect to the Options granted hereunder, shall not be entitled to make any deferral elections under the Starbucks Corporation Directors Deferred Compensation Plan.

      EXECUTED as of the Date of Option Grant.

                                               STARBUCKS CORPORATION

                                               By_______________________________

                                               Its CHAIRMAN


                                               OPTIONEE

                                               _________________________________

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